                    AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                           OPPENHEIMER MUNICIPAL FUND

     This DECLARATION OF TRUST,  made as of the 16th day of September,  1996, by and among the individuals  executing this  Declaration of Trust as the Trustees, and amended and restated this 7th day of June, 2002.

     WHEREAS,  the Trustees have  previously  established a trust fund under the laws of the Commonwealth of  Massachusetts,  for the investment and reinvestment of funds contributed  thereto,  and wish to amend and restate the Declaration of
Trust, as previously amended;

     NOW,   THEREFORE,   the  Trustees  declare  that  all  money  and  property
contributed  to the trust fund  hereunder  shall be held and managed  under this
Declaration of Trust in trust as herein set forth below.

         ARTICLE FIRST - NAME
         -------------   ----

     This Trust shall be known as  OPPENHEIMER  MUNICIPAL  FUND.  The address of
Oppenheimer  Municipal Fund is 6803 South Tucson Way,  Englewood,  CO 80112. The
Registered  Agent for Service is CT  Corporation  System,  101  Federal  Street,
Boston, MA 02110.

         ARTICLE SECOND - DEFINITIONS
         --------------   -----------

Whenever used herein,  unless otherwise  required by the context or specifically provided:

     1. All terms used in this Declaration of Trust that are defined in the 1940
Act (defined below) shall have the meanings given to them in the 1940 Act.

     2. "1940 Act"  refers to the  Investment  Company Act of 1940 and the Rules and Regulations of the Commission thereunder, all as amended from time to time.

     3.  "Board" or "Board of  Trustees"  or the  "Trustees"  means the Board of
Trustees of the Trust.

     4. "By-Laws" means the By-Laws of the Trust as amended from time to time.

     5. "Class" means a class of a series of shares of the Trust established and designated under or in accordance with the provisions of Article FOURTH.

     6. "Commission" means the Securities and Exchange Commission.

     7. "Declaration of Trust" shall mean this Amended and Restated  Declaration of Trust as it may be amended or restated from time to time.

     8. "Majority Vote of  Shareholders"  shall mean, with respect to any matter on which the  Shares of the Trust or of a Series or Class  thereof,  as the case may be,  may be  voted,  the  "vote  of a  majority  of the  outstanding  voting securities"  (as  defined  in the 1940 Act or the rules and  regulations  of the
Commission thereunder) of the Trust or such Series or Class, as the case may be.

     9. "Net asset value" means, with respect to any Share of any Series, (i) in the case of a Share of a Series whose Shares are not divided into  Classes,  the quotient  obtained by dividing the value of the net assets of that Series (being the value of the assets belonging to that Series less the liabilities  belonging to that  Series) by the total number of Shares of that Series  outstanding,  and
(ii) in the case of a Share of a Class of Shares of a Series  whose  Shares  are divided into  Classes,  the  quotient  obtained by dividing the value of the net assets of that  Series  allocable  to such Class  (being the value of the assets belonging to that Series allocable to such Class less the liabilities  belonging to such  Class) by the total  number of Shares of such  Class  outstanding;  all determined  in accordance  with the methods and  procedures,  including  without limitation those with respect to rounding, established by the Trustees from time to time.

     10.  "Series"  refers to series  of  shares  of the Trust  established  and designated under or in accordance with the provisions of Article FOURTH.

     11. "Shareholder" means a record owner of Shares of the Trust.

     12.  "Shares" refers to the  transferable  units of interest into which the beneficial  interest  in the  Trust or any  Series or Class of the Trust (as the
context may require)  shall be divided from time to time and includes  fractions of Shares as well as whole Shares.

     13.  "Trust"  refers to the  Massachusetts  business  trust created by this
Declaration of Trust, as amended or restated from time to time.

     14.  "Trustees"  refers to the  individual  trustees  in their  capacity as trustees  hereunder of the Trust and their  successor or successors for the time being in office as such trustees.

         ARTICLE THIRD - PURPOSE OF TRUST
         -------------   ----------------

     The purpose or purposes  for which the Trust is formed and the  business or objects to be transacted, carried on and promoted by it are as follows:

     1. To hold,  invest or reinvest its funds,  and in connection  therewith to hold part or all of its funds in cash,  and to  purchase or  otherwise  acquire, hold for investment or otherwise,  sell, lend, pledge,  mortgage,  write options on,  lease,  sell short,  assign,  negotiate,  transfer,  exchange or  otherwise dispose  of  or  turn  to  account  or  realize  upon,  securities  (which  term
"securities"  shall for the  purposes  of this  Declaration  of  Trust,  without limitation of the generality thereof,  be deemed to include any stocks,  shares, bonds,  financial futures contracts,  indexes,  debentures,  notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing  rights  to  receive,  purchase  or  subscribe  for  the  same,  or evidencing  or  representing  any other rights or interests  therein,  or in any property or assets)  created or issued by any issuer (which term "issuer"  shall for the  purposes  of this  Declaration  of  Trust,  without  limitation  of the generality  thereof,  be deemed to include  any  persons,  firms,  associations, corporations,  syndicates, business trusts, partnerships,  investment companies, combinations,  organizations,  governments,  or  subdivisions  thereof)  and  in
financial   instruments   (whether   they  are   considered   as  securities  or
commodities); and to exercise, as owner or holder of any securities or financial instruments, all rights, powers and privileges in respect thereof; and to do any and all  acts and  things  for the  preservation,  protection,  improvement  and enhancement in value of any or all such securities or financial instruments.

     2. To borrow money and pledge assets in connection  with any of the objects or purposes of the Trust,  and to issue  notes or other  obligations  evidencing such  borrowings,  to the extent  permitted  by the 1940 Act and by the  Trust's fundamental investment policies under the 1940 Act.

     3. To issue and sell its Shares in such  Series and Classes and amounts and on such terms and  conditions,  for such purposes and for such amount or kind of
consideration   (including  without  limitation  thereto,   securities)  now  or
hereafter permitted by the laws of the Commonwealth of Massachusetts and by this
Declaration of Trust, as the Trustees may determine.

     4. To purchase or otherwise acquire,  hold,  dispose of, resell,  transfer, reissue,  redeem or cancel its Shares, or to classify or reclassify any unissued
Shares or any Shares  previously  issued and  reacquired  of any Series or Class into one or more Series or Classes that may have been established and designated from time to time,  all without the vote or consent of the  Shareholders  of the
Trust,  in any  manner  and to the extent  now or  hereafter  permitted  by this
Declaration of Trust.

     5. To conduct its  business in all its  branches at one or more  offices in
New York,  Colorado and elsewhere in any part of the world,  without restriction or limit as to extent.

     6. To  carry  out  all or any of the  foregoing  objects  and  purposes  as principal  or  agent,  and  alone or with  associates  or to the  extent  now or hereafter  permitted  by the laws of  Massachusetts,  as a member  of, or as the owner or holder of any securities or other  instruments of, or share of interest in, any issuer, and in connection  therewith or make or enter into such deeds or contracts  with any issuers and to do such acts and things and to exercise  such powers, as a natural person could lawfully make, enter into, do or exercise.

     7. To do any and all such  further  acts and things and to exercise any and all such further powers as may be necessary,  incidental,  relative,  conducive, appropriate or desirable for the  accomplishment,  carrying out or attainment of all or any of the foregoing purposes or objects.

     The foregoing  objects and purposes  shall,  except as otherwise  expressly provided, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other  Article of this  Declaration of Trust,  and shall each be regarded as independent  and construed as powers as well as objects and purposes, and the enumeration of specific purposes,  objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general  powers of the Trust now or hereafter  conferred by the laws of the Commonwealth of Massachusetts nor shall the expression of one thing be deemed to  exclude  another,  though it be of a similar  or  dissimilar nature, not expressed;  provided, however, that the Trust shall not carry on any business, or exercise any powers, in any state,  territory,  district or country except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

         ARTICLE FOURTH - SHARES
         --------------   ------

     1. The beneficial  interest in the Trust shall be divided into Shares,  all with $.001 par value per share,  but the Trustees  shall have the authority from time to time,  without  obtaining  shareholder  approval,  to create one or more
Series  of  Shares  in  addition  to the  Series  specifically  established  and designated  in part 3 of this  Article  FOURTH,  and to divide the shares of any
Series into two or more Classes  pursuant to part 2 of this Article FOURTH,  all as they deem necessary or desirable,  to establish and designate such Series and
Classes, and to fix and determine the relative rights and preferences as between the  different  Series of Shares or  Classes as to right of  redemption  and the price,  terms and manner of redemption,  liabilities and expenses to be borne by any Series or Class,  special  and  relative  rights as to  dividends  and other
distributions   and  on  liquidation,   sinking  or  purchase  fund  provisions,
conversion on liquidation,  conversion  rights,  and conditions  under which the several  Series or Classes  shall  have  individual  voting  rights or no voting rights.  Except as  established  by the Trustees  with respect to such Series or
Classes,  pursuant  to the  provisions  of this  Article  FOURTH,  and except as otherwise  provided herein,  all Shares of the different Series and Classes of a
Series, if any, shall be identical.

     (a) The number of authorized Shares and the number of Shares of each Series and each Class of a Series that may be issued is unlimited, and the Trustees may issue Shares of any Series or Class of any Series for such  consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up),  or may reduce the number of issued Shares of a Series or
Class in proportion to the relative net asset value of the Shares of such Series or Class, all without action or approval of the Shareholders. All Shares when so issued  on the  terms  determined  by the  Trustees  shall  be  fully  paid  and non-assessable.  The Trustees may classify or reclassify any unissued  Shares or any Shares  previously  issued  and  reacquired  of any Series  into one or more
Series or Classes of Series that may be established  and designated from time to time.  The  Trustees  may hold as  treasury  Shares  (of the same or some  other
Series), reissue for such consideration and on such terms as they may determine, or cancel,  at their discretion from time to time, any Shares  reacquired by the
Trust.

     (b) The  establishment  and  designation  of any Series or any Class of any
Series in addition to that  established and designated in part 3 of this Article
FOURTH  shall be  effective  upon either (i) the  execution by a majority of the
Trustees of an instrument  setting forth such  establishment and designation and the relative rights and preferences of such Series or such Class of such Series, whether  directly in such instrument or by reference to, or approval of, another document that sets forth such relative  rights and  preferences of the Series or any  Class  of  any  Series  including,  without  limitation,  any  registration statement of the Trust,  (ii) upon the  execution of an instrument in writing by an officer of the Trust  pursuant to the vote of a majority of the Trustees,  or
(iii) as otherwise  provided in either such  instrument.  At any time that there are  no  Shares  outstanding  of  any  particular  Series  or  Class  previously established  and  designated,  the Trustees may by an  instrument  executed by a majority of their  number or by an officer of the Trust  pursuant to a vote of a majority of the Trustees abolish that Series or Class and the  establishment and designation  thereof.  Each instrument referred to in this paragraph shall be an amendment  to this  Declaration  of Trust,  and the  Trustees  may make any such amendment without shareholder approval.

     (c) Any Trustee,  officer or other agent of the Trust, and any organization in which any such person is  interested  may acquire,  own,  hold and dispose of
Shares of any Series or Class of any  Series of the Trust to the same  extent as if such person were not a Trustee,  officer or other agent of the Trust; and the
Trust may issue and sell or cause to be issued and sold and may purchase  Shares of any  Series  or  Class  of any  Series  from  any  such  person  or any  such organization  subject  only to the general  limitations,  restrictions  or other provisions  applicable to the sale or purchase of Shares of such Series or Class generally.

     2. (a) Classes.  The Trustees shall have the exclusive  authority from time to time, without ------- obtaining shareholder approval, to divide the Shares of any Series into two or more Classes as they deem necessary or desirable,  and to establish and  designate  such  Classes.  In such event,  each Class of a Series shall  represent  interests in the designated  Series of the Trust and have such voting,  dividend,  liquidation  and  other  rights  as may be  established  and designated  by the  Trustees.  Expenses  and  liabilities  related  directly  or indirectly  to the  Shares  of a Class of a Series  may be borne  solely by such
Class (as shall be determined by the Trustees)  and, as provided in this Article
FOURTH. The bearing of expenses and liabilities solely by a Class of Shares of a
Series  shall  be  appropriately  reflected  (in the  manner  determined  by the
Trustees) in the net asset value,  dividend and liquidation rights of the Shares of such Class of a Series.  The  division of the Shares of a Series into Classes and the terms and  conditions  pursuant  to which the Shares of the Classes of a
Series will be issued must be made in compliance  with the 1940 Act. No division of Shares of a Series into  Classes  shall  result in the creation of a Class of
Shares having a preference as to dividends or  distributions  or a preference in the event of any  liquidation,  termination  or winding up of the Trust,  to the extent such a preference  is  prohibited by Section 18 of the 1940 Act as to the
Trust.  The  fact  that a Series  shall  have  initially  been  established  and designated  without any specific  establishment or designation of Classes (i.e., that all Shares of such Series are ---- initially of a single Class),  or that a
Series shall have more than one  established  and  designated  Class,  shall not limit the authority of the Trustees to establish and designate separate Classes, or one or more  additional  Classes,  of said  Series  without  approval  of the holders of the initial Class thereof,  or previously  established and designated
Class or Classes thereof.

          (b) Class  Differences.  The relative  rights and  preferences  of the
     Classes of any Series -----------------
may  differ  in  such  other  respects  as  the  Trustees  may  determine  to be appropriate in their sole  discretion,  provided that such  differences  are set forth in the instrument  establishing  and designating such Classes and executed by a majority of the Trustees (or by an instrument executed by an officer of the
Trust pursuant to a vote of a majority of the Trustees).

     The relative  rights and  preferences  of each Class of Shares shall be the same in all  respects  except  that,  and unless and until the Board of Trustees shall  determine  otherwise:  (i) when a vote of  Shareholders is required under this  Declaration  of Trust or when a meeting of  Shareholders  is called by the
Board of Trustees,  the Shares of a Class shall vote exclusively on matters that affect that Class only;  (ii) the  expenses and  liabilities  related to a Class shall be borne solely by such Class (as  determined  and allocated to such Class by the Trustees from time to time in a manner  consistent  with parts 2 and 3 of this Article FOURTH); and (iii) pursuant to part 10 of Article NINTH, the Shares of each Class shall have such other rights and preferences as are set forth from time to time in the then  effective  prospectus  and/or  statement of additional information relating to the Shares. Dividends and distributions on each Class of
Shares may differ from the dividends and  distributions on any other such Class, and the net asset  value of each Class of Shares  may differ  from the net asset value of any other such Class.

     3. Without  limiting the authority of the Trustees set forth in parts 1 and
2 of this  Article  FOURTH to  establish  and  designate  any further  Series or
Classes of Series,  the Trustees hereby confirm the  establishment of one Series of Shares having the name "Oppenheimer Intermediate Municipal Fund," said Shares having previously been divided into three Classes, which are designated as Class
A, Class B and Class C. In addition to the rights and  preferences  described in parts 1 and 2 of this Article  FOURTH with  respect to Series and  Classes,  the
Series  and  Classes  established  hereby  shall  have the  relative  rights and preferences  described in this part 3 of this Article FOURTH.  The Shares of any
Series or Class that may from time to time be established  and designated by the
Trustees  shall (unless the Trustees  otherwise  determine  with respect to some
Series or Classes at the time of establishing and designating the same) have the following relative rights and preferences:

     (a) Assets Belonging to Series or Class. All consideration  received by the
Trust for the -----------------------------------
issue or sale of Shares of a particular  Series or any Class  thereof,  together with all assets in which such  consideration  is  invested  or  reinvested,  all income, earnings,  profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall  irrevocably  belong to that Series (and may be  allocated  to any Classes thereof) for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration,  assets, income, earnings,  profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any  reinvestment  of such proceeds,  in whatever form the same may be,  together with any General Items allocated to that Series as provided in the following sentence, are herein referred to as "assets belonging to" that Series.
In the event that there are any assets, income, earnings,  profits, and proceeds thereof,  funds, or payments which are not readily  identifiable as belonging to any  particular  Series  (collectively  "General  Items"),  the  Trustees  shall allocate  such  General  Items  to and  among  any  one or  more  of the  Series established and designated from time to time in such manner and on such basis as they, in their sole discretion,  deem fair and equitable;  and any General Items so  allocated  to a  particular  Series  shall  belong  to that  Series  (and be allocable to any Classes thereof). Each such allocation by the Trustees shall be conclusive  and  binding  upon the  Shareholders  of all Series (and any Classes thereof) for all purposes. No Shareholder or former Shareholder of any Series or
Class shall have a claim on or any right to any assets allocated or belonging to any other Series or Class.

     (b) (1) Liabilities Belonging to Series. The liabilities,  expenses, costs, charges and -------------------------------
reserves  attributable  to each  Series  shall be charged and  allocated  to the assets belonging to each particular Series. Any general  liabilities,  expenses, costs, charges and reserves of the Trust which are not identifiable as belonging to any  particular  Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole  discretion  deem fair and  equitable.  The  liabilities,  expenses,  costs,  charges and reserves allocated and so charged to each Series are herein  referred to as  "liabilities belonging to" that Series.  Each  allocation of  liabilities,  expenses,  costs, charges and reserves by the Trustees  shall be  conclusive  and binding upon the shareholders of all Series for all purposes.

     (2) Liabilities Belonging to a Class. If a Series is divided into more than one --------------------------------
Class, the liabilities,  expenses, costs, charges and reserves attributable to a
Class shall be charged  and  allocated  to the Class to which such  liabilities, expenses, costs, charges or reserves are attributable.  Any general liabilities, expenses,  costs,  charges or  reserves  belonging  to the Series  which are not identifiable as belonging to any particular Class shall be allocated and charged by the  Trustees  to and among any one or more of the  Classes  established  and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves  allocated and so charged to each Class are herein referred to as  "liabilities  belonging to" that Class.  Each  allocation of liabilities, expenses,  costs,  charges and reserves by the Trustees  shall be conclusive and binding upon the holders of all Classes for all purposes.

     (c) Dividends. Dividends and distributions on Shares of a particular Series or Class may ---------
be paid to the holders of Shares of that Series or Class, with such frequency as the  Trustees  may  determine,  which may be daily or  otherwise  pursuant  to a standing  resolution or resolutions  adopted only once or with such frequency as the Trustees may  determine,  from such of the income,  capital gains accrued or realized,  and capital and surplus, from the assets belonging to that Series, or in the case of a Class,  belonging  to such Series and being  allocable  to such
Class,  as the Trustees may  determine,  after  providing for actual and accrued liabilities  belonging to such Series or Class. All dividends and  distributions on Shares of a particular  Series or Class shall be distributed  pro rata to the
Shareholders  of such Series or Class in  proportion  to the number of Shares of such  Series or Class held by such  Shareholders  at the date and time of record established for the payment of such dividends or  distributions,  except that in connection with any dividend or  distribution  program or procedure the Trustees may determine that no dividend or distribution  shall be payable on Shares as to which the Shareholder's  purchase order and/or payment have not been received by the time or times  established  by the Trustees under such program or procedure.
Such dividends and distributions may be made in cash or Shares of that Series or
Class or a combination  thereof as determined by the Trustees or pursuant to any program  that the  Trustees  may have in effect at the time for the  election by each  Shareholder of the mode of the making of such dividend or  distribution to that Shareholder.  Any such dividend or distribution paid in Shares will be paid at the net asset  value  thereof as  determined  in  accordance  with part 13 of
Article  SEVENTH.  Notwithstanding  anything in this Declaration of Trust to the contrary,  the  Trustees  may at any time  declare and  distribute a dividend of stock or other property pro rata among the  Shareholders of a particular  Series or Class at the date and time of  record  established  for the  payment  of such dividends or distributions.

     (d)  Liquidation.  In the event of the  liquidation  or  dissolution of the
Trust or any Series
                           -----------
or Class thereof, the Shareholders of each Series and all Classes of each Series that have been established and designated and are being liquidated and dissolved shall be entitled to receive,  as a Series or Class, when and as declared by the
Trustees, the excess of the assets belonging to that Series or, in the case of a
Class,  belonging  to  that  Series  and  allocable  to  that  Class,  over  the liabilities  belonging  to  that  Series  or  Class.  Upon  the  liquidation  or dissolution  of the Trust or any Series or Class  pursuant  to this part 3(d) of this Article  FOURTH the Trustees  shall make  provisions for the payment of all outstanding obligations, taxes and other liabilities,  accrued or contingent, of the  Trust  or  that  Series  or  Class.  The  assets  so  distributable  to the
Shareholders of any particular Class and Series shall be distributed  among such
Shareholders  in proportion to the relative net asset value of such Shares.  The liquidation  of the  Trust or any  particular  Series  or Class  thereof  may be authorized  at any time by vote of a  majority  of the  Trustees  or  instrument executed by a majority of their  number then in office,  provided  the  Trustees find that it is in the best interest of the Shareholders of such Series or Class or as  otherwise  provided  in  this  Declaration  of  Trust  or the  instrument establishing  such Series or Class. The Trustees shall provide written notice to affected  shareholders  of a termination  effected  under this part 3(d) of this
Article FOURTH.

     (e)  Transfer.  All  Shares of each  particular  Series  or Class  shall be transferable, but --------
transfers  of Shares of a  particular  Class and Series  will be recorded on the
Share transfer  records of the Trust  applicable to such Series or Class of that
Series,  as kept by the Trust or by any transfer or similar  agent,  as the case may be, only at such times as  Shareholders  shall have the right to require the
Trust to redeem  Shares of such Series or Class of that Series and at such other times as may be permitted by the Trustees.

     (f) Equality.  Except as provided  herein or in the instrument  designating and establishing --------
any Series or Class, all Shares of a particular  Series or Class shall represent an equal  proportionate  interest in the assets belonging to that Series,  or in the case of a Class,  belonging  to that  Series and  allocable  to that  Class,
(subject to the  liabilities  belonging to that Series or that Class),  and each
Share of any  particular  Series or Class  shall be equal to each other Share of that Series or Class; but the provisions of this sentence shall not restrict any distinctions  permissible  under this Article FOURTH that may exist with respect to Shares of the  different  Classes of a Series.  The Trustees may from time to time  divide or combine  the  Shares of any  particular  Class or Series  into a greater or lesser  number of Shares of that Class or Series  provided  that such division or combination does not change the proportionate beneficial interest in the assets  belonging  to that Series or  allocable  to that Class or in any way affect the rights of Shares of any other Class or Series.

     (g)  Fractions.  Any fractional  Share of any Class or Series,  if any such fractional Share ---------
is outstanding,  shall carry proportionately all the rights and obligations of a whole Share of that Class and Series,  including  those  rights and  obligations with respect to voting,  receipt of dividends and  distributions,  redemption of
Shares, and liquidation of the Trust.

     (h) Conversion  Rights.  Subject to compliance with the requirements of the
1940 Act, the -----------------
Trustees  shall have the  authority to provide that (i) holders of Shares of any
Series  shall have the right to exchange  said Shares into Shares of one or more other Series of Shares, (ii) holders of shares of any Class shall have the right to exchange  said Shares into Shares of one or more other Classes of the same or a  different  Series,  and/or  (iii) the Trust shall have the right to carry out exchanges  of  the  aforesaid  kind,  in  each  case  in  accordance  with  such requirements and procedures as may be established by the Trustees.

     (i)  Ownership of Shares.  The ownership of Shares shall be recorded on the books of the -------------------
Trust or of a transfer  or similar  agent for the Trust,  which  books  shall be maintained  separately  for the Shares of each  Class and  Series  that has been established and designated.  No certification certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time.
The Trustees may make such rules as they consider  appropriate  for the issuance of Share certificates,  the use of facsimile signatures,  the transfer of Shares and similar  matters.  The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the  Shareholders  and as to the number of Shares of each Class and Series  held from time to time by each such Shareholder.

     (j)  Investments in the Trust.  The Trustees may accept  investments in the
Trust from such ------------------------
persons and on such terms and for such consideration,  not inconsistent with the provisions  of the 1940 Act, as they from time to time  authorize or  determine.
Such  investments  may be in the form of cash,  securities or other  property in which the  appropriate  Series is authorized to invest,  hold or own,  valued as
provided  in  part  13,  Article   SEVENTH.   The  Trustees  may  authorize  any
distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase or sale of Shares that conform to such authorized terms and to reject  any  purchase  or sale  orders  for  Shares  whether or not conforming to such authorized terms.

         ARTICLE FIFTH - SHAREHOLDERS' VOTING POWERS AND MEETINGS
         -------------   ----------------------------------------

     The following  provisions  are hereby adopted with respect to voting Shares of the Trust and certain other rights:

          1. The  Shareholders  shall  have the  power to vote  only (a) for the election of  Trustees  when that issue is  submitted  to  Shareholders,  or removal of Trustees to the extent and as  provided  in Article  SIXTH,  (b)
     with respect to the  amendment of this  Declaration  of Trust to the extent and as provided in part 12, Article NINTH, (c) with respect to transactions with  respect to the  Trust,  a Series or Class as  provided  in part 4(a),
     Article  NINTH,   (d)  to  the  same  extent  as  the   shareholders  of  a
     Massachusetts  business  corporation,  as to whether or not a court action, proceeding  or claim should be brought or maintained  derivatively  or as a class action on behalf of the Trust any Series,  Class or the Shareholders,
     (e) with respect to those matters  relating to the Trust as may be required by the 1940 Act or required by law, by this  Declaration  of Trust,  or the
     By-Laws of the Trust or any registration  statement of the Trust filed with the Commission or any State, or as the Trustees may consider desirable, and
     (f) with  respect to any other  matter as to which the  Trustees,  in their sole discretion, shall submit to the Shareholders.

          2. The Trust will not hold shareholder meetings unless required by the
     1940  Act,  the  provisions  of this  Declaration  of  Trust,  or any other applicable law. The Trustees may call a meeting of  shareholders  from time to time.

          3.  As to  each  matter  submitted  to a vote  of  Shareholders,  each
     Shareholder  shall be  entitled  to one vote for each whole  Share and to a proportionate  fractional vote for each  fractional  Share standing in such
     Shareholder's  name on the books of the Trust  irrespective  of the  Series thereof or the Class thereof and all Shares of all Series and Classes shall vote  together as a single  Class;  provided,  however,  that (i) as to any matter  with  respect  to which a  separate  vote of one or more  Series or
     Classes  thereof  is  required  by the  1940 Act or the  provisions  of the writing establishing and designating the Series or Class, such requirements as to a separate  vote by such Series or Class  thereof shall apply in lieu of all Shares of all Series and Classes thereof voting together as a single
     Class; and (ii) as to any matter which affects only the interests of one or more particular  Series or Classes  thereof,  only the holders of Shares of the one or more  affected  Series or Classes  thereof  shall be entitled to vote,  and each such  Series or Class shall vote as a separate  Class.  All
     Shares of a Series shall have identical voting rights,  and all Shares of a
     Class of a Series shall have identical  voting rights.  Shares may be voted in  person  or by  proxy.  Proxies  may  be  given  by or  on  behalf  of a
     Shareholder   orally  or  in  writing  or  pursuant  to  any  computerized, telephonic, or mechanical data gathering process.

          4.  Except as required by the 1940 Act or other  applicable  law,  the presence in person or by proxy of one-third of the Shares  entitled to vote shall  be a quorum  for the  transaction  of  business  at a  Shareholders'
     meeting,  provided,  however,  that  if  any  action  to be  taken  by  the
     Shareholders  of a  Series  or  Class  requires  an  affirmative  vote of a majority,  or more than a majority,  of the Shares outstanding and entitled to vote, then with respect to voting on that particular  issue the presence in  person  or by  proxy  of  the  holders  of a  majority  of  the  Shares outstanding  and  entitled  to vote at such a meeting  shall  constitute  a quorum for the  transaction  of business  with  respect to such issue.  Any number less than a quorum shall be sufficient for  adjournments.  If at any meeting of the Shareholders  there shall be less than a quorum present with respect  to a  particular  issue  to be  voted  on,  such  meeting  may  be adjourned,  without further notice, with respect to such issue from time to time until a quorum shall be present with respect to such issue, but voting may take place with  respect to issues for which a quorum is  present.  Any meeting  of  Shareholders,  whether  or not a  quorum  is  present,  may be adjourned  with respect to any one or more items of business for any lawful purpose,  provided  that no meeting  shall be  adjourned  for more than six months beyond the  originally  scheduled  date.  Any  adjourned  session or sessions  may be held,  within a  reasonable  time  after  the date for the original meeting without the necessity of further notice. A majority of the
     Shares  voted at a meeting  at which a quorum is present  shall  decide any questions  and a plurality  shall elect a Trustee,  except when a different vote is required by any provision of the 1940 Act or other  applicable  law or by this Declaration of Trust or By-Laws.

          5.  Each  Shareholder,  upon  request  to the  Trust  in  proper  form determined  by the Trust,  shall be entitled to require the Trust to redeem from the net assets of that Series all or part of the Shares of such Series and Class standing in the name of such Shareholder. The method of computing such net  asset  value,  the time at which  such net asset  value  shall be computed and the time within  which the Trust shall make payment  therefor, shall be  determined  as  hereinafter  provided in Article  SEVENTH of this
     Declaration of Trust.  Notwithstanding  the foregoing,  the Trustees,  when permitted  or required  to do so by the 1940 Act,  may suspend the right of the Shareholders to require the Trust to redeem Shares.

          6. No Shareholder shall, as such holder, have any right to purchase or subscribe  for any  Shares of the Trust  which it may issue or sell,  other than  such  right,  if any,  as the  Trustees,  in  their  discretion,  may determine.

          7. All persons who shall acquire Shares shall acquire the same subject to the provisions of the Declaration of Trust.

          8.  Cumulative  voting  for the  election  of  Trustees  shall  not be allowed.

         ARTICLE SIXTH - THE TRUSTEES
         -------------   ------------

          1. The persons who shall act as Trustees  until their  successors  are duly chosen and qualify are the  trustees  executing  this  Declaration  of
     Trust or any counterpart thereof. However, the By-Laws of the Trust may fix the number of  Trustees  at a number  greater or lesser  than the number of initial Trustees and may authorize the Trustees to increase or decrease the number of Trustees,  to fill any vacancies on the Board which may occur for any reason  including  any  vacancies  created by any such  increase in the number of  Trustees,  to set and alter the terms of office of the  Trustees and to lengthen or lessen  their own terms of office or make their terms of office of indefinite duration, all subject to the 1940 Act, as amended from time to time, and to this Article SIXTH.  Unless otherwise  provided by the
     By-Laws of the Trust, the Trustees need not be Shareholders.

          2. A Trustee at any time may be removed  either with or without  cause by  resolution  duly  adopted  by the  affirmative  vote of the  holders of two-thirds of the outstanding Shares,  present in person or by proxy at any meeting of  Shareholders  called for such purpose;  such a meeting shall be called by the  Trustees  when  requested  in writing to do so by the record holders  of not less  than ten per  centum  of the  outstanding  Shares.  A
     Trustee  may also be removed by the Board of  Trustees,  as provided in the
     By-Laws of the Trust.

          3. The Trustees  shall make available a list of names and addresses of all Shareholders as recorded on the books of the Trust, upon receipt of the request in writing signed by not less than ten Shareholders  (who have been shareholders  for at least six months)  holding in the aggregate  shares of the Trust  valued at not less than  $25,000 at current  offering  price (as defined in the then  effective  Prospectus  and/or  Statement of Additional
     Information  relating to the Shares under the  Securities  Act of 1933,  as amended  from  time to time) or  holding  not less than 1% in amount of the entire  amount of Shares  issued and  outstanding;  such request must state that such Shareholders  wish to communicate with other  Shareholders with a view to  obtaining  signatures  to a request  for a meeting to take  action pursuant to part 2 of this Article  SIXTH and be  accompanied  by a form of communication to the  Shareholders.  The Trustees may, in their discretion, satisfy their  obligation  under this part 3 by either making available the
     Shareholder  list to such  Shareholders  at the  principal  offices  of the
     Trust,  or at the offices of the Trust's  transfer  agent,  during  regular business  hours,  or by  mailing a copy of such  communication  and form of request,  at the  expense  of such  requesting  Shareholders,  to all other
     Shareholders,  and the  Trustees  may also take such other action as may be permitted under Section 16(c) of the 1940 Act.

         ARTICLE SEVENTH - POWERS OF TRUSTEES
         ---------------   ------------------

     The following  provisions  are hereby  adopted for the purpose of defining, limiting  and  regulating  the  powers  of  the  Trust,  the  Trustees  and  the
Shareholders.

     1. As soon  as any  Trustee  is duly  elected  by the  Shareholders  or the
Trustees and shall have accepted this Trust,  the Trust estate shall vest in the new Trustee or Trustees,  together  with the  continuing  Trustees,  without any further act or conveyance, and he or she shall be deemed a Trustee hereunder.

     2. The death, declination,  resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the
Trust or any  Series  but the Trust  shall  continue  in full  force and  effect pursuant to the terms of this Declaration of Trust.

     3. The assets of the Trust shall be held separate and apart from any assets now or  hereafter  held in any capacity  other than as Trustee  hereunder by the
Trustees or any successor Trustees.  All of the assets of the Trust shall at all times be considered as vested in the Trustees.  No Shareholder  shall have, as a holder of  beneficial  interest  in the  Trust,  any  authority,  power or right whatsoever to transact  business for or on behalf of the Trust,  or on behalf of the Trustees,  in connection with the property or assets of the Trust, or in any part thereof.

     4. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and  authority to do any and all acts and to make and execute,  and to authorize the officers and agents of the Trust to make and execute,  any and all contracts and  instruments  that they may consider  necessary or appropriate in connection with the management of the Trust.  Except as otherwise provided herein or in the
1940 Act,  the  Trustees  shall not in any way be bound or limited by present or future  laws or  customs  in regard to Trust  investments,  but shall  have full authority  and  power  to make  any and all  investments  which  they,  in their uncontrolled  discretion and to the same extent as if the Trustees were the sole owners of the assets of the Trust and the  business  in their own  right,  shall deem proper to accomplish  the purpose of this Trust.  Subject to any applicable limitation in this  Declaration of Trust or by the By-Laws of the Trust,  and in
addition to the powers otherwise  granted herein,  the Trustees shall have power and authority:

     (a)  to adopt  By-Laws  not  inconsistent  with this  Declaration  of Trust providing  for the  conduct of the  business  of the Trust,  including meetings of the Shareholders and Trustees,  and other related matters, and to amend and repeal  them to the extent  that they do not  reserve that right to the Shareholders;

     (b)  to elect and remove  such  officers  and appoint  and  terminate  such officers as they consider  appropriate  with or without cause,  and to appoint and terminate  agents and  consultants  and hire and terminate employees,  any one or more of the foregoing of whom may be a Trustee, and may  provide  for the  compensation  of all of the  foregoing;  to appoint  and  designate  from among the  Trustees  or other  qualified persons such committees as the Trustees may determine and to terminate any such committee and remove any member of such committee;

     (c)  to employ as  custodian  of any assets of the Trust one or more banks, trust companies,  companies that are members of a national  securities exchange,  or any other  entity  qualified  and  eligible  to act as a custodian  under the 1940 Act, as modified  by or  interpreted  by any applicable  order  or  orders  of  the  Commission  or  any  rules  or
          regulations  adopted  or  interpretive   releases  of  the  Commission
          thereunder, subject to any conditions set forth in this Declaration of
          Trust  or in  the  By-Laws,  and  may  authorize  such  depository  or custodian to employ subcustodians or agents;

     (d)  to  retain  one or more  transfer  agents  and  shareholder  servicing agents,  or both, and may authorize such transfer  agents or servicing agents to employ sub-agents;

     (e)  to provide for the  distribution  of Shares either through a principal underwriter or the Trust itself or both or otherwise;

     (f)  to set record  dates by  resolution  of the  Trustees or in the manner provided for in the By-Laws of the Trust;

     (g)  to delegate such authority as they consider  desirable to any officers of the Trust and to any  investment  advisor,  manager,  custodian  or underwriter, or other agent or independent contractor;

     (h)  to vote or give  assent,  or exercise  any rights of  ownership,  with respect  to  stock  or  other  securities  or  property  held in Trust hereunder;  and to  execute  and  deliver  powers  of  attorney  to or otherwise authorize by standing policies adopted by the Trustees, such person or persons as the Trustees shall deem proper,  granting to such
          person  or  persons  such  power  and  discretion   with  relation  to
          securities or property as the Trustees shall deem proper;

     (i)  to exercise  powers and rights of  subscription  or otherwise which in any  manner  arise  out of  ownership  of  securities  held  in  trust hereunder;

     (j)  to hold any security or property in a form not  indicating  any trust, whether in bearer,  unregistered or other negotiable  form,  either in its own name or in the name of a custodian,  subcustodian or a nominee or nominees or otherwise;

     (k)  to  consent  to or  participate  in any plan  for the  reorganization, consolidation or merger of any corporation or concern, any security of which  is  held in the  Trust;  to  consent  to any  contract,  lease, mortgage,  purchase,  or  sale of  property  by  such  corporation  or concern,  and  to pay  calls  or  subscriptions  with  respect  to any security or instrument held in the Trust;

     (l)  to join with other  holders of any  security or  instrument  in acting through a committee,  depositary,  voting trustee or otherwise, and in that  connection  to deposit  any  security  or  instrument  with,  or transfer any security to, any such  committee,  depositary or trustee, and to delegate to them such power and authority  with relation to any security  (whether or not so deposited or transferred) as the Trustees shall deem proper,  and to agree to pay,  and to pay,  such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

     (m)  to sue or be sued in the name of the Trust;

     (n)  to compromise,  arbitrate,  or otherwise  adjust claims in favor of or against  the Trust or any  matter in  controversy  including,  but not limited to, claims for taxes;

     (o)  to make,  by  resolutions  adopted  by the  Trustees  or in the manner provided in the By-Laws,  distributions of income and of capital gains to Shareholders;

     (p)  to borrow money and to pledge,  mortgage or hypothecate  the assets of the  Trust  or any  part  thereof,  to the  extent  and in the  manner permitted by the 1940 Act;

     (q)  to enter into investment advisory or management contracts,  subject to the 1940 Act, with any one or more corporations, partnerships, trusts, associations or other persons;

     (r)  to make loans of cash and/or securities or other assets of the Trust;

     (s)  to change the name of the Trust or any Class or Series of the Trust as they consider appropriate without prior shareholder approval;

     (t)  to establish  officers' and Trustees' fees or compensation and fees or compensation for committees of the Trustees to be paid by the Trust or each  Series  thereof in such  manner and amount as the  Trustees  may determine;

     (u)  to invest all or any portion of the Trust's  assets in any one or more registered  investment  companies,  including  investment  by means of transfer of such assets in exchange  for an interest or  interests  in such investment company or investment  companies or by any other means approved by the Trustees;

     (v)  to determine  whether a minimum  and/or  maximum value should apply to accounts  holding  shares,  to  fix  such  values  and  establish  the procedures to cause the involuntary redemption of accounts that do not satisfy such criteria; and

     (w)  to enter into joint ventures,  general or limited partnerships and any other combinations or associations;

     (x)  to endorse or guarantee the payment of any notes or other  obligations of any  person;  to make  contracts  of  guaranty  or  suretyship,  or otherwise assume liability for payment thereof;

     (y)  to purchase and pay for entirely out of Trust  property such insurance and/or  bonding  as they may deem  necessary  or  appropriate  for the conduct of the  business,  including,  without  limitation,  insurance policies insuring the assets of the Trust and payment of distributions and principal on its  portfolio  investments,  and insurance  policies insuring the  Shareholders,  Trustees,  officers,  employees,  agents,
          consultants,    investment   advisors,    managers,    administrators,
          distributors,  principal underwriters,  or independent contractors, or any  thereof  (or  any  person  connected  therewith),  of  the  Trust individually  against  all  claims  and  liabilities  of every  nature arising by reason of holding,  being or having held any such office or position,  or by reason of any  action  alleged  to have been taken or omitted by any such person in any such capacity,  including any action taken or omitted  that may be  determined  to  constitute  negligence, whether or not the Trust would have the power to indemnify such person against such liability;

     (z)  to pay pensions for faithful  service,  as deemed  appropriate  by the
          Trustees,   and  to  adopt,   establish   and   carry   out   pension,
          profit-sharing, share bonus, share purchase, savings, thrift and other retirement,  incentive  and  benefit  plans,  trusts  and  provisions, including the purchasing of life insurance and annuity  contracts as a means of providing such retirement and other benefits,  for any or all of the Trustees, officers, employees and agents of the Trust;

     (aa) to adopt on behalf  of the Trust or any  Series  with  respect  to any
          Class thereof a plan of distribution  and related  agreements  thereto pursuant  to the  terms  of Rule  12b-1  of the  1940  Act and to make payments from the assets of the Trust or the relevant  Series pursuant to said Rule 12b-1 Plan;

     (bb) to operate as and carry on the business of an  investment  company and to exercise all the powers necessary and appropriate to the conduct of such operations;

     (cc) to issue, sell, repurchase,  redeem,  retire,  cancel,  acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the  provisions  set forth in Article  FOURTH  and part 4,  Article
          FIFTH,  to  apply  to any  such  repurchase,  redemption,  retirement, cancellation  or  acquisition  of Shares any funds or  property of the
          Trust,  or the particular  Series of the Trust,  with respect to which such Shares are issued;

     (dd) in  general  to carry on any  other  business  in  connection  with or incidental to any of the foregoing powers, to do everything necessary, suitable  or  proper  for the  accomplishment  of any  purpose  or the attainment of any object or the furtherance of any power  hereinbefore set forth, either alone or in association with others, and to do every other act or thing  incidental or  appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

     The foregoing clauses shall be construed both as objectives and powers, and the  foregoing  enumeration  of  specific  powers  shall not be held to limit or restrict in any manner the general powers of the Trustees.  Any action by one or more of the  Trustees  in their  capacity as such  hereunder  shall be deemed an action on behalf of the Trust or the  applicable  Series and not an action in an individual capacity.

     5.   No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application  of any  payments  made  or  property  transferred  to the
          Trustees or upon their order.

     6.   (a)  The  Trustees  shall  have  no  power  to  bind  any  Shareholder personally or to call upon any  Shareholder for the payment of any sum of money or assessment  whatsoever  other than such as the Shareholder may at any time personally  agree to pay by way of subscription to any
          Shares or otherwise.  This paragraph  shall not limit the right of the
          Trustees to assert claims against any shareholder  based upon the acts or omissions of such shareholder or for any other reason.

     (b)  Whenever this  Declaration of Trust calls for or permits any action to be taken by the Trustees hereunder,  such action shall mean that taken by the  Board of  Trustees  by vote of the  majority  of a  quorum  of
          Trustees as set forth from time to time in the By-Laws of the Trust or as required by the 1940 Act.

     (c)  The Trustees  shall  possess and exercise any and all such  additional powers as are reasonably implied from the powers herein contained such as may be  necessary or  convenient  in the conduct of any business or enterprise  of  the  Trust,  to do  and  perform  anything  necessary, suitable,  or proper for the accomplishment of any of the purposes, or the attainment of any one or more of the objects,  herein  enumerated, or which shall at any time appear  conducive to or  expedient  for the protection  or benefit of the Trust,  and to do and  perform all other acts and things  necessary or incidental to the purposes herein before set forth,  or that may be deemed  necessary by the Trustees.  Without limiting the generality of the foregoing, except as otherwise provided herein or in the 1940 Act, the Trustees  shall not in any way be bound or limited  by  present  or future  laws or customs in regard to trust investments,  but shall have full  authority and power to make any and all investments that they, in their  discretion,  shall deem proper to accomplish the purpose of this Trust.

     (d)  The Trustees shall have the power, to the extent not inconsistent with
          the  1940  Act,  to   determine   conclusively   whether  any  moneys,
          securities,  or other properties of the Trust are, for the purposes of this Trust,  to be  considered as capital or income and in what manner any expenses or  disbursements  are to be borne as between capital and income  whether or not in the absence of this  provision  such moneys, securities, or other properties would be regarded as capital or income and whether or not in the absence of this  provision  such expenses or disbursements would ordinarily be charged to capital or to income.

     7. The  By-Laws of the Trust may  divide  the  Trustees  into  classes  and prescribe the tenure of office of the several  classes,  but no class of Trustee shall be elected for a period  shorter  than that from the time of the  election following  the  division  into  classes  until the next  meeting of Trustees and thereafter for a period shorter than the interval  between  meetings of Trustees or for a period  longer than five years,  and the term of office of at least one class shall expire each year.

     8. The  Shareholders  shall,  for any  lawful  purpose,  have the  right to inspect the  records,  documents,  accounts  and books of the Trust,  subject to reasonable regulations of the Trustees, not contrary to Massachusetts law, as to whether  and to what  extent,  and at what  times and  places,  and  under  what conditions and regulations, such right shall be exercised.

     9. Any officer elected or appointed by the Trustees or by the  Shareholders or otherwise, may be removed at any time, with or without cause.

     10. The Trustees shall have power to hold their meetings, to have an office or offices and, subject to the provisions of the laws of Massachusetts,  to keep the books of the Trust outside of said  Commonwealth  at such places as may from time to time be designated by them.  Action may be taken by the Trustees without a meeting by unanimous  written  consent or by  telephone  or similar  method of communication.

     11.  Securities  held by the Trust  shall be voted in person or by proxy by the President or a  Vice-President,  or such officer or officers of the Trust or such other  agent of the Trust as the  Trustees  shall  designate  or  otherwise authorize by standing policies adopted by the Trustees for the purpose,  or by a proxy or proxies thereunto duly authorized by the Trustees.

     12. (a) Subject to the provisions of the 1940 Act, any Trustee,  officer or employee,  individually,  or any  partnership  of which any Trustee,  officer or employee  may be a  member,  or any  corporation  or  association  of which  any
Trustee,  officer or employee  may be an officer,  partner,  director,  trustee, employee or stockholder,  or otherwise may have an interest,  may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Trust, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated;  provided that in such case a Trustee,  officer or employee or a  partnership,  corporation  or  association of which a Trustee, officer  or  employee  is a member,  officer,  director,  trustee,  employee  or stockholder  is so  interested,  such fact shall be disclosed or shall have been known to the Trustees including those Trustees who are not so interested and who are neither  "interested" nor "affiliated" persons as those terms are defined in the 1940 Act, or a majority  thereof;  and any Trustee who is so interested,  or who is also a director,  officer,  partner,  trustee, employee or stockholder of such other  corporation or a member of such partnership or association  which is so interested,  may be counted in  determining  the existence of a quorum at any meeting of the Trustees which shall  authorize any such contract or transaction, and may vote thereat to authorize  any such contract or  transaction,  with like force and effect as if he were not so interested.

     (b)  Specifically,  but without limitation of the foregoing,  the Trust may
          enter  into  a  management   or   investment   advisory   contract  or
          underwriting  contract and other  contracts with, and may otherwise do business with any manager or  investment  advisor for the Trust and/or principal  underwriter of the Shares of the Trust or any subsidiary or affiliate of any such manager or investment  advisor and/or  principal underwriter  and may permit any such firm or corporation to enter into any contracts or other arrangements with any other firm or corporation relating to the Trust  notwithstanding  that the Trustees of the Trust may be composed in part of partners,  directors, officers or employees of any such firm or  corporation,  and  officers of the Trust may have been or may be or become partners, directors, officers or employees of any such firm or  corporation,  and in the  absence of fraud the Trust and any such firm or corporation may deal freely with each other,  and no such contract or transaction between the Trust and any such firm or corporation shall be invalidated or in any way affected  thereby,  nor shall any Trustee or officer of the Trust be liable to the Trust or to any  Shareholder  or creditor  thereof or to any other  person for any loss incurred by it or him solely because of the existence of any such contract or  transaction;  provided that nothing  herein shall protect any  director  or officer of the Trust  against any  liability  to the trust or to its  security  holders  to which  he  would  otherwise  be subject by reason of willful misfeasance,  bad faith, gross negligence or  reckless  disregard  of the duties  involved in the conduct of his office.

     (c)  As used in this paragraph the following  terms shall have the meanings set forth below:

     (i) the term "indemnitee" shall mean any present or former Trustee, officer or employee of the Trust,  any present or former Trustee,  partner,  Director or
officer  of  another  trust,  partnership,   corporation  or  association  whose
securities  are or were  owned by the  Trust or of which  the  Trust is or was a creditor and who served or serves in such  capacity at the request of the Trust, and the heirs, executors,  administrators,  successors and assigns of any of the foregoing;  however,  whenever  conduct by an  indemnitee  is  referred  to, the conduct shall be that of the original  indemnitee  rather than that of the heir, executor, administrator, successor or assignee;

     (ii) the term "covered  proceeding"  shall mean any threatened,  pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative,  to which an  indemnitee is or was a party or is threatened to be made a  party  by  reason  of the  fact  or  facts  under  which  he or it is an indemnitee as defined above;

     (iii) the term  "disabling  conduct"  shall mean willful  misfeasance,  bad faith,  gross  negligence  or reckless  disregard of the duties  involved in the conduct of the office in question;

     (iv) the term "covered expenses" shall mean expenses (including  attorney's fees),  judgments,  fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

     (v) the term  "adjudication  of  liability"  shall mean,  as to any covered proceeding  and  as to  any  indemnitee,  an  adverse  determination  as to  the indemnitee whether by judgment, order, settlement,  conviction or upon a plea of nolo contendere or its equivalent.

     (d)  The Trust shall not indemnify any indemnitee for any covered  expenses in any  covered  proceeding  if  there  has  been an  adjudication  of liability  against  such  indemnitee  expressly  based on a finding of disabling conduct.

     (e)  Except as set forth in paragraph (d) above,  the Trust shall indemnify any indemnitee for covered expenses in any covered proceeding, whether or not there is an  adjudication  of liability as to such  indemnitee, such  indemnification  by the Trust to be to the fullest extent now or hereafter  permitted by any applicable law unless the By-laws limit or restrict the  indemnification to which any indemnitee may be entitled.
          The  Board of  Trustees  may  adopt  by-law  provisions  to  implement subparagraphs (c), (d) and (e) hereof.

     (f)  Nothing herein shall be deemed to affect the right of the Trust and/or any  indemnitee to acquire and pay for any  insurance  covering any or all indemnities to the extent permitted by applicable law or to affect any  other  indemnification  rights  to which  any  indemnitee  may be entitled to the extent  permitted by  applicable  law.  Such rights to indemnification  shall not,  except as  otherwise  provided by law, be deemed  exclusive of any other rights to which such  indemnitee may be entitled under any statute, By-Law, contract or otherwise.

     13. The Trustees are empowered, in their absolute discretion,  to establish the bases or times,  or both, for  determining  the net asset value per Share of any  Class and  Series  in  accordance  with the 1940 Act and to  authorize  the voluntary purchase by any Class and Series, either directly or through an agent, of Shares of any Class and Series  upon such terms and  conditions  and for such consideration  as the Trustees shall deem advisable in accordance  with the 1940
Act.

     14.  Payment  of the net asset  value  per  Share of any  Class and  Series properly  surrendered  to it for  redemption  shall be made by the Trust  within seven days, or as specified in any applicable law or regulation, after tender of such stock or request for redemption to the Trust for such purpose together with any additional documentation that may be reasonably required by the Trust or its transfer  agent to evidence the  authority of the tenderor to make such request, plus any period of time  during  which the right of the holders of the shares of such Class of that  Series to require  the Trust to redeem  such shares has been suspended. Any such payment may be made in portfolio securities of such Class of that  Series  and/or in cash,  as the  Trustees  shall  deem  advisable,  and no
Shareholder  shall have a right,  other than as determined  by the Trustees,  to have Shares redeemed in kind.

     15. The Trust shall have the right,  at any time,  without  prior notice to the  Shareholder  to redeem Shares of the Class and Series held by a Shareholder held in any account  registered in the name of such  Shareholder for its current net  asset  value,  for any  reason,  including,  but not  limited  to,  (i) the determination  that such redemption is necessary to reimburse either that Series or Class of the Trust or the distributor  (i.e.,  principal  underwriter) of the
Shares  for any loss  either  has  sustained  by reason of the  failure  of such
Shareholder  to make timely and good payment for Shares  purchased or subscribed
for  by  such  Shareholder,   regardless  of  whether  such  Shareholder  was  a
Shareholder at the time of such purchase or subscription,  (ii) the failure of a
Shareholder  to supply a tax  identification  number if required to do so, (iii)
the failure of a  Shareholder  to pay when due for the purchase of Shares issued to him and subject to and upon such terms and  conditions  as the  Trustees  may from time to time prescribe,  (iv) pursuant to authorization by a Shareholder to pay fees or make other payments to one or more third parties, including, without limitation,  any affiliate of the investment  advisor of the Trust or any Series thereof,  or (v) if the  aggregate  net  asset  value  of  all  Shares  of  such
Shareholder  (taken at cost or  value,  as  determined  by the  Board)  has been reduced below an amount  established  by the Board of Trustees from time to time as the minimum amount required to be maintained by Shareholders.

         ARTICLE EIGHTH - LICENSE
         --------------   -------

     The name "Oppenheimer"  included in the name of the Trust and of any Series
shall  be  used  pursuant  to  a   royalty-free,   non-exclusive   license  from
OppenheimerFunds,  Inc.  ("OFI"),  incidental  to and as part of any one or more advisory,  management or supervisory  contracts which may be entered into by the
Trust with OFI.  Such  license  shall  allow OFI to inspect  and  subject to the control of the Board of  Trustees  to control the nature and quality of services offered by the Trust under such name.  The license may be terminated by OFI upon termination  of such advisory,  management or  supervisory  contracts or without cause upon 60 days'  written  notice,  in which case  neither  the Trust nor any
Series or Class shall have any further  right to use the name  "Oppenheimer"  in its name or  otherwise  and the Trust,  the  Shareholders  and its  officers and
Trustees shall promptly take whatever action may be necessary to change its name and the names of any Series or Classes accordingly.

         ARTICLE NINTH - MISCELLANEOUS:
         -------------   -------------

     1. In case  any  Shareholder  or  former  Shareholder  shall  be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason,  the  Shareholder or former Shareholder (or the Shareholders' heirs, executors,  administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general  successor) shall be entitled out of the Trust estate to be held harmless from and  indemnified  against all loss and expense  arising from such liability.  The Trust shall,  upon request by the Shareholder,  assume the  defense of any such  claim  made  against  any  Shareholder  for any act or obligation of the Trust and satisfy any judgment thereon.

     2. It is hereby expressly declared that a trust is created hereby and not a partnership, joint stock association,  corporation,  bailment, or any other form of a legal  relationship  other than a trust, as  contemplated in  Massachusetts
General Laws Chapter 182. No individual  Trustee  hereunder shall have any power to bind the Trust unless so authorized by the  Trustees,  or to personally  bind the Trust's officers or any Shareholder.  All persons extending credit to, doing business  with,  contracting  with or having or asserting  any claim against the
Trust or the Trustees  shall look only to the assets of the  appropriate  Series for payment under any such credit,  transaction,  contract or claim; and neither the  Shareholders  nor the  Trustees,  nor any of their  agents,  whether  past, present  or  future,  shall  be  personally  liable  therefor;  notice  of  such disclaimer and agreement thereto shall be given in each agreement, obligation or instrument  entered into or executed by Trust or the  Trustees.  There is hereby expressly  disclaimed  Shareholder  and  Trustee  liability  for  the  acts  and obligations of the Trust.  Nothing in this  Declaration of Trust shall protect a
Trustee or officer  against any liability to which such Trustee or officer would otherwise  be  subject  by reason  of  willful  misfeasance,  bad  faith,  gross negligence  or reckless  disregard of the duties  involved in the conduct of the office of Trustee or of such officer hereunder.

     3. The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable  care under the  circumstances  then  prevailing, shall be binding upon everyone  interested.  Subject to the provisions of part 2 of this Article  NINTH,  the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing,  (a) Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant,  advisor,  administrator,  distributor or principal underwriter,  custodian or transfer, dividend disbursing,  Shareholder servicing or accounting  agent of the Trust,  nor shall any Trustee be responsible for the act or  omission  of any other  Trustee;  (b) the  Trustees  may take  advice of counsel or other  experts  with  respect to the meaning and  operations  of this
Declaration of Trust, applicable laws, contracts,  obligations,  transactions or any other  business the Trust may enter into,  and subject to the  provisions of part 2 of this  Article  NINTH,  shall  be  under  no  liability  for any act or omission in  accordance  with such advice or for failing to follow such  advice;
and (c) in discharging  their duties,  the Trustees,  when acting in good faith, shall be  entitled  to rely  upon the  books of  account  of the  Trust and upon written  reports  made to the  Trustees by any officer  appointed  by them,  any independent  public  accountant,  and (with respect to the subject matter of the contract involved) any officer,  partner or responsible  employee of a party who has been  appointed  by the  Trustees or with whom the Trust has entered  into a contract pursuant to Article SEVENTH. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

     4. This Trust shall continue without  limitation of time but subject to the provisions of sub-sections (a) and (b) of this part 4.

     (a)  Subject to  applicable  Federal and State law, and except as otherwise provided  in part 5 of this  Article  NINTH,  the  Trustees,  with the
          Majority Vote of Shareholders of an affected Series or Class, may sell and convey all or substantially all the assets of that Series or Class
          (which sale may be subject to the  retention of assets for the payment of  liabilities  and  expenses  and may be in the form of a  statutory merger to the extent permitted by applicable law) to another issuer or to another Series or Class of the Trust for a consideration  which may be or include  securities  of such issuer or may merge or  consolidate with any other corporation,  association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or Class, upon such  terms  and  conditions  and for such  consideration  when and as authorized by such vote.  Such  transactions  may be effected  through share-for-share  exchanges,  transfers or sale of assets,  shareholder in-kind  redemptions  and  purchases,  exchange  offers,  or any other method approved by the Trustees. Upon making provision for the payment of  liabilities,  by  assumption  by such  issuer  or  otherwise,  the
          Trustees shall distribute the remaining  proceeds among the holders of the  outstanding  Shares of the  Series or Class,  the assets of which have been so  transferred,  in  proportion  to the  relative net asset value of such Shares.

     (b)  Upon completion of the  distribution of the remaining  proceeds or the remaining  assets as provided in sub-section (a) hereof or pursuant to part 3(d) of Article FOURTH,  as applicable,  the Series the assets of which have been so transferred shall terminate,  and if all the assets of the Trust have been so  transferred,  the Trust shall terminate and the Trustees  shall be discharged  of any and all further  liabilities and duties hereunder and the right,  title and interest of all parties shall be canceled and discharged.

     5.  Subject to  applicable  Federal and state law, the Trustees may without the  vote or  consent  of  Shareholders  cause  to be  organized  or  assist  in organizing one or more  corporations,  trusts,  partnerships,  limited liability
companies,   associations,  or  other  organization,   under  the  laws  of  any
jurisdiction,  to take over all or a portion of the Trust  property  or all or a portion of the Trust property  allocated or belonging to such Series or Class or to carry on any business in which the Trust shall  directly or  indirectly  have any interest,  and to sell,  convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company,  partnership,  association, or organization in exchange for the shares or securities  thereof or  otherwise,  and to lend money to, subscribe for the shares or securities of, and enter into any contracts with
any  such  corporation,   trust,   partnership,   limited   liability   company,
association, or organization or any corporation,  partnership, limited liability company, trust,  association,  or organization in which the Trust or such Series or Class holds or is about to acquire shares or any other  interest.  Subject to applicable  Federal  and state  law,  the  Trustees  may also  cause a merger or consolidation  between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization.  Nothing contained herein shall be construed as requiring  approval of shareholders for the Trustees to organize or assist in organizing one or more  corporations,  trusts,  partnerships,  limited liability companies,  associations,  or other  organizations  and selling,  conveying,  or transferring  the Trust  property  or a portion  of the Trust  property  to such organization  or entities;  provided,  however,  that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this part 5, Article  NINTH,  the Trust or any Series or Class thereof sells, conveys,  or  transfers  all or a  substantial  portion of its assets to another entity or merges or consolidates  with another entity.  Such transactions may be
effected  through  share-for-share  exchanges,   transfer  or  sale  of  assets,
shareholder  in-kind  redemptions and purchases,  exchange offers,  or any other approved by the Trustees.

     6.  The  original  or a  copy  of  this  instrument  and of  each  restated
declaration  of trust or  instrument  supplemental  hereto  shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each  supplemental  or restated  declaration of trust shall be filed with the Secretary of the  Commonwealth of  Massachusetts,  as well as any other  governmental  office where such filing may from time to time be required.
Anyone  dealing  with the Trust may rely on a  certificate  by an officer of the
Trust as to whether or not any such  supplemental  or restated  declarations  of trust  have  been  made and as to any  matters  in  connection  with  the  Trust hereunder,  and, with the same effect as if it were the original,  may rely on a copy certified by an officer of the Trust to be a copy of this  instrument or of any such supplemental or restated declaration of trust. In this instrument or in any such  supplemental  or restated  declaration  of trust,  references  to this instrument, and all expressions like "herein", "hereof" and "hereunder" shall be deemed  to  refer  to  this  instrument  as  amended  or  affected  by any  such supplemental or restated  declaration of trust.  This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

     7. The Trust set forth in this  instrument  is  created  under and is to be governed  by  and  construed  and  administered  according  to the  laws  of the
Commonwealth of Massachusetts.  The Trust shall be of the type commonly called a
Massachusetts  business trust, and without limiting the provisions  hereof,  the
Trust may exercise all powers which are ordinarily exercised by such a trust.

     8. In the event that any person advances the organizational expenses of the
Trust,  such  advances  shall become an  obligation of the Trust subject to such terms and  conditions  as may be fixed by, and on a date fixed by, or determined with criteria  fixed by the Board of Trustees,  to be amortized over a period or periods to be fixed by the Board.

     9. Whenever any action is taken under this  Declaration of Trust  including action which is required or  permitted  by the 1940 Act or any other  applicable law, such action shall be deemed to have been  properly  taken if such action is in accordance with the construction of the 1940 Act or such other applicable law then  in  effect  as  expressed  in "no  action"  letters  of the  staff  of the
Commission or any release,  rule,  regulation or order under the 1940 Act or any decision of a court of competent  jurisdiction,  notwithstanding that any of the foregoing  shall later be found to be invalid or otherwise  reversed or modified by any of the foregoing.

     10.  Any  action  which may be taken by the Board of  Trustees  under  this
Declaration of Trust or its By-Laws may be taken by the  description  thereof in the  then  effective  prospectus  and/or  statement  of  additional  information relating  to the  Shares  under  the  Securities  Act of  1933  or in any  proxy statement of the Trust rather than by formal resolution of the Board.

     11.  Whenever  under this  Declaration  of Trust,  the Board of Trustees is permitted  or required to place a value on assets of the Trust,  such action may be  delegated  by the Board,  and/or  determined  in  accordance  with a formula determined by the Board, to the extent permitted by the 1940 Act.

     12. The  Trustees  may,  without  the vote or consent of the  Shareholders, amend  or  otherwise  supplement  this  Declaration  of Trust  by  executing  or authorizing  an  officer  of the Trust to  execute  on their  behalf a  Restated
Declaration  of  Trust or a  Declaration  of Trust  supplemental  hereto,  which thereafter  shall  form a part  hereof,  provided,  however,  that  none  of the following  amendments shall be effective unless also approved by a Majority Vote of Shareholders:  (i) any amendment to parts 1, 3 and 4, Article FIFTH; (ii) any amendment to this part 12, Article NINTH; (iii) any amendment to part 1, Article
NINTH; and (iv) any amendment to part 4(a),  Article NINTH that would change the voting rights of Shareholders  contained  therein.  Any amendment required to be submitted to the Shareholders that, as the Trustees determine,  shall affect the
Shareholders  of any Series or Class shall,  with respect to the Series or Class so affected,  be authorized by vote of the  Shareholders of that Series or Class and no vote of  Shareholders  of a Series or Class not affected by the amendment with respect to that Series or Class shall be required. Notwithstanding anything else herein,  any amendment to Article NINTH,  part 1 shall not limit the rights to  indemnification  or  insurance  provided  therein  with respect to action or omission or indemnities or Shareholder indemnities prior to such amendment.

     13. The  captions  used herein are intended  for  convenience  of reference only, and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Agreement.  As used herein,  the singular shall include the plural,  the masculine gender shall include the feminine and neuter, and the neuter  gender shall  include the  masculine  and  feminine,  unless the context otherwise requires.

IN WITNESS WHEREOF,  the undersigned have executed this instrument as of the 7th day of June 2002.

/s/ William L. Armstrong
------------------------
William L. Armstrong
11 Carriage Lane
Littleton, CO  80121

/s/ Robert G. Avis                                   /s/ C. Howard Kast
------------------------                             -------------------------
Robert G. Avis                                           C. Howard Kast
1706 Warson Estates Drive                                2552 East Alameda  #30
St. Louis, MO  63124                                     Denver, CO  80209

/s/ George C. Bowen                                  /s/ Robert M. Kirchner
------------------------                             --------------------------
George C. Bowen                                          Robert M. Kirchner
9224 Bauer Court                                         2800 S. University Blvd.  #131
Lone Tree, CO  80124                                     Denver, CO  80210

/s/ Edward Cameron                                   /s/ John V. Murphy
------------------------                             --------------------------
Edward Cameron                                           John V. Murphy
Spring Valley Road                                       1295 State Street
Morristown, NJ  07960                                    Springfield, MA 01111

/s/ Jon S. Fossel                                    /s/ F. William Marshall Jr.
------------------------                             --------------------------
Jon S. Fossel                                            F. William Marshall Jr.
810 Jack Creek Road                                      87 Ely Road
Ennis, Montana 59729                                     Longmeadow, MA  01106

/s/ Sam Freedman                                      /s/ James C. Swain
------------------------                             ---------------------------
Sam Freedman                                              James C. Swain
4975 Lakeshore Drive                                      355 Adams Street
Littleton, CO  80123                                      Denver, CO  80206